UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         May 16, 2005

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49663	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

No Change

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

Merger Agreement

          Sun Healthcare Group, Inc. ("Sun") has entered into an Agreement and Plan of Merger, dated as of May 16, 2005 (the "Merger Agreement"), by and among Sun, Pinnacle Acquisition Corp., a wholly owned subsidiary of Sun ("Merger Sub"), Peak Medical Corporation ("Peak") and the current stockholders of Peak. A copy of the Merger Agreement is included in this Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement, among other things, provides that:

(i)	Merger Sub will be merged with and into Peak, with Peak being the surviving corporation and becoming a wholly owned subsidiary of Sun (the "Merger");

(ii)	Sun will exchange 8,871,890 shares of Sun's common stock for all the outstanding capital stock of Peak;

(iii)	Sun will assume options to acquire shares of Peak's capital stock and convert those options into options to acquire approximately 103,834 shares of Sun's common stock;

(iv)	1,561,875 shares of Sun's common stock to be issued in the Merger will be held in an escrow account to provide for indemnification obligations by the stockholders of Peak to Sun; and

(v)

if Sun enters into a transaction to sell Sun to a third party prior to the closing of the acquisition of Peak or the Board of Directors of Sun changes its recommendation of the acquisition of Peak to the stockholders of Sun, Peak is entitled to terminate the Merger Agreement and receive a fee of $2.2 million.

          Consummation of the Merger is subject to the satisfaction of certain conditions, including approval by Sun's stockholders of the issuance of the shares of Sun's common stock in the Merger, receipt of all necessary governmental approvals and receipt of certain consents of third parties.

Stockholders Agreement

          Sun has entered into a Stockholders Agreement, dated as of May 16, 2005 (the "Stockholders Agreement"), by and among Sun, the current stockholders of Peak and James A. Parsons, as Stockholders Agent. A copy of the Stockholders Agreement is included in this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The Stockholders Agreement, among other things, provides that, upon consummation of the Merger:

(i)

RFE Investment Partners V, L.P. and RFE VI SBIC, L.P., taken together ("RFE"), shall be entitled to nominate one individual to the Board of Directors of Sun until such time as RFE ceases to own at least 50% of the shares of Sun's common stock acquired by RFE in the Merger;

(ii)

DFW Capital Partners, L.P. ("DFW") shall be entitled to nominate one individual to the Board of Directors of Sun until such time as DFW ceases to own at least 50% of the shares of Sun's common stock acquired by DFW in the Merger;

(iii)	one of the directors designated by RFE or DFW will be a member of the Executive Committee of the Board of Directors of Sun; and

(iv)

each of RFE and DFW agrees, so long as it is entitled to nominate a director to Sun's Board of Directors, unless an Early Release Event (as defined in the Stockholders Agreement) occurs, (A) to vote its shares of Sun's common stock in the election of directors (other than for its nominee) in proportion to the vote of the other stockholders of Sun, (B) not to propose any matter to Sun's Board of Directors or stockholders that requires or contemplates the vote or consent of the stockholders of Sun or propose nominees to the Board of Directors other than its designate as described above, (C) not to acquire the beneficial ownership of any additional shares of the voting power of Sun, or (D) not to knowingly assist, advise or encourage any other person in acquiring, directly or indirectly, control of Sun, without, in the case of each of clauses (A) through (D) above, the prior approval of Sun's Board of Directors.

Registration Rights Agreement

          Sun has entered into a Registration Rights Agreement, dated as of May 16, 2005 (the "Registration Rights Agreement"), by and among Sun, the current stockholders of Peak (the "Stockholders") and James A. Parsons, as Stockholders Agent. A copy of the Registration Rights Agreement is included in this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The Registration Rights Agreement, among other things, provides that, after consummation of the Merger:

(i)

no Stockholder may sell or transfer any shares of Sun's common stock acquired in the Merger until the earlier of the first anniversary of the closing of the Merger and an Early Release Event (as defined in the Registration Rights Agreement);

3
(ii)

the senior executive officers of Sun have agreed not to sell or transfer their shares of Sun's common stock until the earlier of the first anniversary of the closing of the Merger and an Executive Early Release Event (as defined), subject to certain specified exceptions;

(iii)

from and after the expiration of the period described in (i) above until the earlier of the third anniversary of the closing of the Merger and an Early Release Event, each of RFE and DFW has agreed not to sell or transfer shares of Sun's common stock acquired in the Merger in any three-month period in excess of specified percentages that are calculated based upon no more than an aggregate of 4% of Sun's then outstanding shares being eligible for sale by RFE and DFW in any three-month period, subject to certain specified exceptions;

(iv)

until an Early Release Event, neither RFE nor DFW will knowingly sell or transfer a number of shares of Sun's common stock acquired by them in the Merger constituting 2% or more of the total shares of Sun's common stock then outstanding to any one person or group, subject to certain specified exceptions; and

(v)	the stockholders will be entitled to certain "piggyback" and shelf registration rights with respect to the resale of the shares of Sun's common stock acquired in the Merger.

          In connection with the proposed acquisition of Peak, Sun intends to file a proxy statement and other relevant materials with the SEC. THIS MATERIAL IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT THAT SUN INTENDS TO FILE WITH THE SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF SUN ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS, ABOUT THE PROPOSED TRANSACTION.

          The proxy statement and other relevant materials, and any other documents filed by Sun with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun's investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room, 1200, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room.

          Sun, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Sun stockholders in favor of the proposed transaction. Information concerning Sun's directors and executive officers may be found in the documents filed by Sun with the SEC. Certain executive officers and directors of Sun may have interests in the proposed transaction that may differ from the interests of stockholders generally. Additional information regarding the participants will be contained in the proxy statement.

Item 9.01          Financial Statements and Exhibits

            (c)         Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., Pinnacle Acquisition Corp., Peak Medical Corporation and the stockholders of Peak Medical Corporation

10.1	Stockholders Agreement, dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., the stockholders of Peak Medical Corporation named therein and James A. Parsons, as Stockholders Agent

10.2	Registration Rights Agreement, dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., the stockholders of Peak Medical Corporation named therein and James A. Parsons, as Stockholders Agent

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Jennifer L. Botter
Name: Jennifer L. Botter
Title: Sr. Vice President and Corporate Controller

Dated:  May 19, 2005